  EXHIBIT 10.8

LOCK-UP AGREEMENT

July 7, 2015

Ladies and Gentlemen:

The undersigned is a beneficial owner of shares of capital stock, or securities convertible into or exercisable or exchangeable for the capital stock as more fully described on Schedule A hereto (each, a “Company Security”) of 2304101 Ontario Inc. (operating as Behavioural Neurological Applications and Solutions), an Ontario corporation (the “Company”). Except as set forth on Schedule A hereto, the undersigned does not control, or own, beneficially or otherwise nor have the right to acquire any other Company Security. Beneficial ownership includes but shall not be limited to the manner same is calculated pursuant to Section 13(d) under the Securities Exchange Act of 1934 (the “Exchange Act”). The undersigned understands that the Company and the initial purchasers of the Company’s convertible Notes and Warrants pursuant to a Securities Purchase Agreement and other Transaction Documents (as defined in the Securities Purchase Agreement) as identified therein (“Initial Purchasers”) are entering into a financing transaction pursuant to the Securities Purchase Agreement (the “Transaction”) and that the Initial Purchasers will proceed with the Transaction in reliance on this Letter Agreement to be signed by the undersigned. Upper case terms employed herein shall have the same meanings as in the Transaction Documents.

1. In recognition of the benefit that the Transaction will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Initial Purchasers, that, during the period beginning on the date hereof (the “Distribution Date”) and ending twelve (12) months after the occurrence of a Going Public Event (as defined in the Securities Purchase Agreement (the “Lockup Period”), the undersigned will not, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Company Securities, beneficially owned, within the meaning of Rule 13d under the Exchange Act, by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Company Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Company Security (each of the foregoing, a “Prohibited Sale”) except as described on Schedule A hereto.

2. Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any shares of a Company Security (i) to any of the Initial Purchasers, provided such transfers are waived or made pro rata to each of the Investors willing to acquire such Company Security (in proportion to the amount of Common Stock (on an as converted basis) then owned by the Initial Purchasers), (ii) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (iii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, provided that prior to such transfer the done or donees agree to be bound by the restrictions set forth herein, or (v) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any Company Security subject to the provisions of this agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

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3. This Letter Agreement will become a binding agreement among the undersigned as of the date hereof. In the event that no closing of the Transaction occurs, this Letter Agreement shall be null and void. This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of a Majority in Interest of the Initial Purchasers and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period.

a. At any time, and from time to time, after the signing of this Agreement, Holder will execute such additional instruments and take such action as may be reasonably requested by the Purchasers to carry out the intent and purposes of this Agreement.

b. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The Holder and Company hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Notices hereunder shall be given in the same manner as set forth in the Securities Purchase Agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Holder irrevocably appoints the Company its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Holder with the same force and validity as if served upon Holder.

c. The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e. This Agreement may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Agreement shall be enforceable. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart.

f. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

(Signature of Holder)

(Print Name of Holder)

(Address)

(Address)

(Fax)

(Email)

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SCHEDULE A

Number of Shares of Common Stock directly owned by Holder: · Common Shares

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